UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): November 29, 2006
SUPERIOR ENERGY SERVICES, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction)	0-20310 (Commission File Number)	75-2379388 (IRS Employer Identification No.)

1105 Peters Road, Harvey, Louisiana (Address of principal executive offices)	70058 (Zip Code)
(504) 362-4321
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:
☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement
     On November 29, 2006, Superior Energy Services, Inc. (“Superior”) announced that SESI, L.L.C., its wholly-owned subsidiary (the “Company”), had completed its offer to exchange all of its privately placed 6 7/8% Senior Notes due 2014. In completing the exchange offer, the Company issued $300,000,000 aggregate principal amount of its 6 7/8% Senior Notes due 2014 in a transaction registered under the Securities Act of 1933 (the “Exchange Notes”), in exchange for the same principal amount of its 6 7/8% Senior Notes due 2014, which had been issued in a May 22, 2006 private placement transaction (the “Outstanding Notes” and together with the “Exchange Notes”, the “Notes”). The exchange offer expired at 5:00 p.m., New York City time, on November 27, 2006 and was completed on November 29, 2006.
     The Exchange Notes are substantially identical to the Outstanding Notes, except that the transfer restrictions and registration rights relating to the Outstanding Notes will not apply to the Exchange Notes. The Notes were issued pursuant to an Indenture (the “Indenture”), dated as of May 22, 2006, among the Company, Superior and the other guarantors thereunder, and The Bank of New York Trust Company , N.A., as trustee. The exchange offer was made pursuant to a Registration Rights Agreement (the “Registration Rights Agreement”), dated as of May 22, 2006, by and among the Company, Superior and the other guarantors thereunder and the initial purchasers specified therein.
     A copy of each of the Indenture (which includes the Notes) and Registration Rights Agreement previously was filed as an exhibit to Superior’s Form 8-K filed on May 23, 2006 which contains a summary of certain terms of the Indenture, Notes and Registration Rights Agreement. Each of the Indenture, Notes and Registration Rights Agreement is incorporated herein by reference. Summary descriptions of these agreements are qualified in their entirety by the agreements themselves.

Item 2.03	Creation of a Direct Financial Obligation or an Off-Balance Sheet Arrangement of a Registrant
     The information set forth under Item 1.01 of this report with respect to the offer and sale or the Exchange Notes and Indenture is incorporated by reference into this Item 2.03.

Item 8.01	Other Events
     On November 29, 2006, Superior issued a press release announcing that the Company’s offer to exchange the Exchange Notes for the Outstanding Notes had expired at 5:00 p.m., New York City time, on November 27, 2006 and that all of the Outstanding Notes were tendered in the exchange offer and accepted on November 29, 2006.
     A copy of the press release announcing completion of the exchange offer is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits

4.1	Indenture, dated as of May 22, 2006, among Superior Energy Services, Inc., SESI, L.L.C., the guarantors identified therein and The Bank of New York Trust Company, N.A., as trustee (incorporated by reference to Exhibit 4.2 to Superior’s Form 8-K filed on May 23, 2006).

10.1	Registration Rights Agreement, dated May 22, 2006, by and among SESI, L.L.C., the guarantors identified therein, Bear, Stearns & Co. Inc., J.P. Morgan Securities Inc., Howard Weil Incorporated, Johnson Rice & Company L.L.C., Pritchard Capital Partners, LLC, Raymond James & Associates, Inc. and Simmons & Company International (incorporated by reference to Exhibit 10.2 to Superior’s Form 8-K filed on May 23, 2006).

99.1	Press Release dated November 29, 2006.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SUPERIOR ENERGY SERVICES, INC.
By:	/s/ Robert S. Taylor
Robert S. Taylor
Chief Financial Officer

Dated: November 29, 2006

EXHIBIT INDEX

Exhibit Number	Description of Exhibit

4.1	Indenture, dated as of May 22, 2006, among Superior Energy Services, Inc., SESI, L.L.C., the guarantors identified therein and The Bank of New York Trust Company, N.A., as trustee (incorporated by reference to Exhibit 4.2 to Superior’s Form 8-K filed on May 23, 2006).

10.1	Registration Rights Agreement, dated May 22, 2006, by and among SESI, L.L.C., the guarantors identified therein, Bear, Stearns & Co. Inc., J.P. Morgan Securities Inc., Howard Weil Incorporated, Johnson Rice & Company L.L.C., Pritchard Capital Partners, LLC, Raymond James & Associates, Inc. and Simmons & Company International (incorporated by reference to Exhibit 10.2 to Superior’s Form 8-K filed on May 23, 2006).

99.1	Press Release dated November 29, 2006.